SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) APRIL 7, 2003 (MARCH 31, 2003)
                                                  ------------------------------


                            FIRST SECURITY GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         TENNESSEE                    000-49747                58-2461486
         ---------                    ---------                ----------
(State or other jurisdiction         (Commission             (IRS  Employer
     of incorporation)               File Number)         Identification Number)


817  BROAD  STREET,  CHATTANOOGA,  TENNESSEE            37402
--------------------------------------------            -----
(Address  of  Principal  Executive  Offices)         (Zip  Code)


Registrant's  telephone  number,  including  area  code:  (423)  266-2000
                                                          ---------------


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSENTS.
-------   -----------------------------------------

     On March 31, 2003, First Security Group, Inc. acquired Premier National Bank of Dalton pursuant to a merger agreement the terms of which were previously reported on a Form 8-K filed with the Securities Exchange Commission on January 10, 2003. At the time of the merger, Premier National had assets of approximately $85 million. Premier National shareholders received .425 shares of First Security stock for each issued and outstanding share of Premier stock in the merger. The total consideration for the acquisition was equal to $11,487,240 based on the $10 price per share of First Security's stock prior to the merger.

     The consideration for the merger was determined through analysis of Premier's recent, unaudited financial performance and was arrived at through negotiations between the respective chairpersons of First Security and Premier.

     Premier merged with and into Dalton Whitfield Bank, a Georgia state-chartered bank and wholly-owned subsidiary of First Security, on March 31, 2003 at 4:59 p.m. EST pursuant to articles of merger filed with the Georgia Secretary of State. Dalton Whitfield was also a party to the merger agreement.

     On April 1, 2003, First Security issued a press release announcing the completion of this acquisition which is included as Exhibit 99.1 to this Current Report.

ITEM  7.       FINANCIAL  STATEMENTS  AND  EXHIBITS.
-------        ------------------------------------

     (a)  and  (b)     Historical  financial  statements  and proforma financial
information are not included because Premier does not constitute a significant subsidiary under the applicable definitions.

     (c)     Exhibits:

     2.1 Merger Agreement, dated as of November 19, 2002, by and among Premier National Bank of Dalton, First Security Group, Inc. and Dalton Whitfield Bank (incorporated herein by reference to Exhibit 1 to First Security's Registration Statement on Form S-4 (SEC File No. 333-102037) filed on February 6, 2003).

     99.1 Press  Release,  dated  April  1,  2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST  SECURITY  GROUP,  INC.



                                          By:  /s/ Rodger B. Holley
                                               ---------------------------------
                                               Rodger B. Holley
                                               President and Chief Executive
                                               Officer

Dated:  April  7,  2003